UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG Funds III

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: May 31

Date of reporting period: June 1, 2016 – May 31, 2017

(Annual Shareholder Report)

Item	1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

May 31, 2017

AMG Managers Cadence Capital Appreciation Fund
Class N: MPAFX |	Class I: MCFYX |	Class Z: MPCIX

AMG Managers Cadence Mid Cap Fund
Class N: MCMAX |	Class I: MCMYX |	Class Z: MCMFX

AMG Managers Cadence Emerging Companies Fund
Class N: MECAX |	Class I: MECIX |	Class Z: MECZX

www.amgfunds.com	AR065-0517

AMG Funds
Annual Report—May 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Cadence Capital Appreciation Fund	4

AMG Managers Cadence Mid Cap Fund	9

AMG Managers Cadence Emerging Companies Fund	14

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	19

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	21
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	23
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	24
Detail of changes in net assets for the past two fiscal years

Financial Highlights	25
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	30

Notes to Financial Statements	31
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

TRUSTEES AND OFFICERS	40

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The last 12 months was a robust period for U.S. equity markets as investor confidence and the U.S. economy continued to expand. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 17.5% over the last 12 months. Small cap stocks performed even better with a 20.4% return for the small cap Russell 2000®Index.

During the period, investors had to balance a number of noteworthy events, including the U.K.’s exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s third interest rate increase. Following the surprising election results, pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. The first half of 2017 was marked by low volatility which further supported the rally in equity prices. Investors witnessed the S&P 500 Index, NASDAQ Composite Index® and Dow Jones Industrial Index® all post record highs, with very little volatility. So far this year, the S&P 500 Index has steadily risen without a drawdown greater than around (2.5)%.

In total, all but two sectors of the S&P 500 were positive during the prior 12 months; however, there was significant dispersion in performance across sectors. Information technology and financials stocks led the Index with returns of 33.8% and 23.1%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (0.8)% and (0.6)%, respectively. International stock performance significantly improved from the prior year (helped by a weakening U.S. Dollar over the last half of the year) with a return of 18.2%, as measured by the MSCI ACWI ex USA Index. Additionally, emerging markets stocks strongly outperformed developed market stocks, as the MSCI Emerging Market Index ended the period at 27.4%, against the MSCI EAFE Index’s 16.4%.

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 1.6% for the year ended May 31, 2017. Over the period, interest rates finished higher but did experience several pullbacks along the way. Following the Brexit vote in late June, investors briefly took shelter in U.S. Treasuries, sending the 10-year U.S. Treasury yield to a historical low of 1.37%. However, bond investors were negatively impacted when 10-year rates spiked more than 100 basis points from that low point following the presidential election. More recently, 10-year rates have fallen below their post-election highs to 2.21% as the yield curve has flattened. High yield bonds, on the other hand, have performed strongly, as investor risk appetite improved and credit spreads tightened during the fiscal year. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 13.6% return.

We are excited to announce that as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders now have access to the differentiated solutions of AMG

Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	17.47%	10.14%	15.42%

Small Caps	(Russell 2000® Index)	20.36%	8.00%	14.04%

International	(MSCI All Country World Index ex USA)	18.24%	1.26%	8.39%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	1.58%	2.53%	2.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	13.58%	4.73%	7.31%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.46%	3.49%	3.31%

Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.65%	0.41%	0.32%

* Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2017	Expense Ratio for the Period	Beginning Account Value 12/1/16	Ending Account Value 05/31/17	Expenses Paid During the Period*
AMG Managers Cadence Capital Appreciation Fund

Class N

Based on Actual Fund Return	1.07%	$1,000	$1,151	$5.74

Hypothetical (5% return before expenses)	1.07%	$1,000	$1,020	$5.39

Class I

Based on Actual Fund Return	0.91%	$1,000	$1,152	$4.88

Hypothetical (5% return before expenses)	0.91%	$1,000	$1,020	$4.58

Class Z

Based on Actual Fund Return	0.72%	$1,000	$1,152	$3.86

Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.63
AMG Managers Cadence Mid Cap Fund

Class N

Based on Actual Fund Return	1.10%	$1,000	$1,113	$5.80

Hypothetical (5% return before expenses)	1.10%	$1,000	$1,019	$5.54

Class I

Based on Actual Fund Return	0.90%	$1,000	$1,114	$4.74

Hypothetical (5% return before expenses)	0.90%	$1,000	$1,020	$4.53

Class Z

Based on Actual Fund Return	0.72%	$1,000	$1,115	$3.80

Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.63
AMG Managers Cadence Emerging Companies Fund**

Class N

Based on Actual Fund Return	1.62%	$1,000	$1,068	$8.35

Hypothetical (5% return before expenses)	1.62%	$1,000	$1,017	$8.15

Class I

Based on Actual Fund Return	1.42%	$1,000	$1,069	$7.33

Hypothetical (5% return before expenses)	1.42%	$1,000	$1,018	$7.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.
**	Effective at the close of business May 31, 2017, Emerging Companies added Class Z shares.

3

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2017, the AMG Managers Cadence Capital Appreciation Fund (Class Z)1(the “Fund”) returned 21.97%, compared to its benchmark, the Russell 1000® Growth Index, which returned 20.27%.

PERFORMANCE SUMMARY

The fiscal year ended May 31, 2017, was filled with many market-moving events that gave investors reason to believe in stocks across the market cap spectrum. Within the growth sector, large cap stocks led their mid cap and small cap brethren for the twelve-month period ending May 31, 2017. Specifically, the Russell 1000®Growth Index was up 20.3% for the year, versus the Russell Midcap®Growth Index at 16.7% and the Russell 2000®Growth Index at 19.7%.

The Fund outperformed its benchmark during the fiscal year. Industrials, health care and materials all contributed positively to absolute and relative performance, while financials, information technology and consumer staples detracted. An overweight position along with positive stock selection in the industrials sector was a contributor to relative performance. Likewise, an underweight position along with positive stock selection in the health care sector also contributed. The Fund had positive stock selection in the materials sector. Meanwhile, an overweight position and weak stock selection in financials and consumer staples detracted from performance. Stock selection in the information technology sector also modestly detracted from results.

FISCAL YEAR IN REVIEW

This fiscal year started with a loud thud across the Atlantic Ocean when the U.K. voted to exit the

European Union (“Brexit”), an outcome that stock markets around the world had not accounted for. However, stocks recovered quickly and within a week had made up most, if not all, of the losses immediately following the historic vote.

The next focus for investors was the looming U.S. presidential election in November, pitting Donald Trump against veteran politician Hillary Clinton. While Trump was handily beating his numerous Republican competitors for the party’s nomination, Clinton was in more of a dogfight with Bernie Sanders, though not many expected her to lose the Democratic vote. Politics being politics, former FBI head James Comey figured into the possible results with what amounted to an exoneration of Clinton’s use of a personal server while serving as U.S. Secretary of State under President Obama. However, Comey again surfaced closer to the election in late October with his implication that there might be more sensitive emails that could be incriminating. Lost in all of this was Donald Trump’s ability to stay relevant. Trump would eventually win a historic election on November 8, triggering a bounce in the stock market as the “Trump trade” pushed financial, industrial, material and commodity stocks higher on hopes of major infrastructure spending and lower individual and corporate taxes spurring more spending. Since that time, many of those stocks have pulled back as investors ponder President Trump’s ability to push through his agenda.

Oil has also continued to be a story for investors as strength in the latter half of 2016 gave way to weakness so far in 2017. Despite OPEC cutbacks, the recovery in oil prices prompted U.S. shale producers to increase production, which has resulted in a supply/demand imbalance that could last longer than some experts have predicted. While these low oil prices are a positive for consumers, some worry that the weak price is signaling an economic slowdown.

MARKET OUTLOOK

Markets remain volatile within sectors, despite the overall market showing little, if any, true volatility. We believe the U.S. economy is on solid ground, and with three Fed hikes in the past year we believe the Fed feels the same way. Major European economies also appear to be on the mend, auguring well for U.S. companies with exposure to that part of the world. First quarter earnings were better than expected, in particular top-line growth, an important barometer for investors. Rates have come down since the election and easy money should continue to spur mergers and acquisitions. While macro factors will always sway stocks, we continue to try to identify companies with improving fundamentals and attractive valuations to provide long-term appreciation to shareholders. Thank you for your continued trust.

[1]  Priorto October 1, 2016, the Fund’s Class Z shares were known as Institutional Shares.

This commentary reflects the viewpoints of the portfolio manager, Cadence Capital Management, LLC. as of May 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

4

AMG Managers Cadence Capital Appreciation Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Capital Appreciation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Capital Appreciation Fund’s Class Z (formerly Institutional Class) on May 31, 2007, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Capital Appreciation Fund and the Russell 1000® Growth Index for the same time periods ended May 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Cadence Capital Appreciation Fund [2,3,4,5]
Class N6	21.54%	14.12%	5.23%

Class I6	21.77%	14.27%	5.39%

Class Z6	21.97%	14.53%	5.64%

Russell 1000® Growth Index [7]	20.27%	15.98%	8.77%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[4]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[7]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Cadence Capital Appreciation Fund
Fund Snapshots (unaudited) May 31, 2017

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Capital Appreciation Fund*	Russell 1000® Growth Index
Information Technology	30.8%	33.9%

Consumer Discretionary	19.7%	20.8%

Health Care	14.6%	15.5%

Industrials	11.2%	10.5%

Consumer Staples	11.1%	9.0%

Financials	6.5%	2.8%

Energy	2.3%	0.4%

Materials	2.0%	3.5%

Real Estate	1.8%	2.7%

Telecommunication Services	0.0%	0.9%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Facebook, Inc., Class A**	3.9%

Apple, Inc.**	3.8

Amazon.com, Inc.	3.4

The Home Depot, Inc.**	3.4

Microsoft Corp.**	3.2

Alphabet, Inc., Class A**	3.1

Alphabet, Inc., Class C**	2.6

The Priceline Group, Inc.	2.2

The Boeing Co.**	2.2

MasterCard, Inc., Class A**	2.1

Top Ten as a Group	29.9%

** Top Ten Holdings as of November 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Cadence Capital Appreciation Fund
Schedule of Portfolio Investments May 31, 2017

	Shares	Value
Common Stocks - 100.0%

Consumer Discretionary - 19.7%

Amazon.com, Inc.*	3,811	$3,790,497

Delphi Automotive PLC	14,531	1,278,292

Dollar Tree, Inc.*	11,604	901,631

Foot Locker, Inc.	12,848	763,300

The Home Depot, Inc.	24,643	3,782,947

Michael Kors Holdings, Ltd.*	19,023	631,183

Omnicom Group, Inc.	14,728	1,233,028

The Priceline Group, Inc.*	1,314	2,466,496

Scripps Networks Interactive, Inc., Class A2	17,060	1,129,713

Starbucks Corp.	31,251	1,987,876

The TJX Cos., Inc.	21,372	1,607,388

Ulta Beauty, Inc.*	2,800	853,552

Wyndham Worldwide Corp.	14,018	1,415,678

Total Consumer Discretionary		21,841,581

Consumer Staples - 11.1%

Church & Dwight Co., Inc.	26,265	1,356,850

The Clorox Co.	9,483	1,287,128

Colgate-Palmolive Co.	16,402	1,252,457

Constellation Brands, Inc., Class A	5,689	1,039,665

CVS Health Corp.	15,582	1,197,165

General Mills, Inc.	18,148	1,029,717

Mondelez International, Inc., Class A	21,722	1,012,028

Philip Morris International, Inc.	17,522	2,099,136

Spectrum Brands Holdings, Inc.[2]	7,680	1,032,576

Sysco Corp.	17,653	963,148

Total Consumer Staples		12,269,870

Energy - 2.3%

Anadarko Petroleum Corp.	8,328	420,814

EOG Resources, Inc.	8,934	806,830

Halliburton Co.	17,644	797,332

Kinder Morgan, Inc.	27,520	516,275

Total Energy		2,541,251

Financials - 6.5%

American Express Co.	19,739	1,518,719

JPMorgan Chase & Co.	14,901	1,224,117

Marsh & McLennan Cos., Inc.	20,322	1,576,174

S&P Global, Inc.	7,978	1,139,338

T. Rowe Price Group, Inc.	12,589	886,769

	Shares	Value
Wells Fargo & Co.	18,182	$929,827

Total Financials		7,274,944

Health Care - 14.6%

Aetna, Inc.	10,037	1,453,960

AmerisourceBergen Corp.	11,398	1,045,994

Biogen, Inc.*	4,592	1,137,760

Cardinal Health, Inc.	13,144	976,468

Danaher Corp.	15,533	1,319,373

Gilead Sciences, Inc.	23,610	1,532,053

HCA Holdings, Inc.*	16,234	1,329,727

Johnson & Johnson	12,934	1,658,785

Mettler-Toledo International, Inc.*	2,871	1,673,247

Quintiles IMS Holdings, Inc.*,2	15,454	1,335,844

UnitedHealth Group, Inc.	7,519	1,317,178

Zoetis, Inc.	22,072	1,374,644

Total Health Care		16,155,033

Industrials - 11.2%

Alaska Air Group, Inc.	13,215	1,150,366

The Boeing Co.	12,985	2,436,376

Expeditors International of Washington, Inc.	18,531	989,185

General Dynamics Corp.	6,419	1,304,662

Huntington Ingalls Industries, Inc.	7,145	1,399,062

Illinois Tool Works, Inc.	9,258	1,307,415

Masco Corp.	31,098	1,158,400

Rockwell Automation, Inc.	8,469	1,344,200

United Parcel Service, Inc., Class B	12,747	1,350,800

Total Industrials		12,440,466

Information Technology - 30.8%

Accenture PLC, Class A	16,101	2,004,091

Adobe Systems, Inc.*	12,277	1,741,615

Alphabet, Inc., Class A*	3,520	3,474,557

Alphabet, Inc., Class C*	2,955	2,851,161

Apple, Inc.	27,366	4,180,430

Broadcom, Ltd.	9,512	2,277,934

Facebook, Inc., Class A*	28,449	4,308,886

Intuit, Inc.	12,218	1,718,339

Lam Research Corp.	11,727	1,819,679

MasterCard, Inc., Class A	18,830	2,313,830

Microsoft Corp.	50,411	3,520,704

Paychex, Inc.	20,348	1,205,212

The accompanying notes are an integral part of these financial statements.
7

AMG Managers Cadence Capital Appreciation Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 30.8% (continued)

Red Hat, Inc.*	15,105	$1,352,955

Xilinx, Inc.	20,182	1,346,341

Total Information Technology		34,115,734

Materials - 2.0%

Celanese Corp., Series A	12,821	1,109,658

Steel Dynamics, Inc.	31,918	1,084,893

Total Materials		2,194,551

Real Estate - 1.8%

American Tower Corp., REIT	15,277	2,004,190

Total Common Stocks (cost $80,028,641)		110,837,620

Short-Term Investments - 2.5%

Repurchase Agreements - 2.4%[3]

Cantor Fitzgerald Securities, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $1,000,023 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 06/15/17 - 03/20/67, totaling $1,020,000)	1,000,000	1,000,000

	Principal Amount	Value
Daiwa Capital Markets America, dated 05/31/17, due 06/01/17, 0.850% total to be received $1,000,024 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/08/17 - 12/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Nomura Securities International, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $666,061 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 06/01/17 - 05/20/67, totaling $679,367)	666,046	666,046

Total Repurchase Agreements		2,666,046

	Shares

Other Investment Companies - 0.1%

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.70%[1]	72,809	$72,809

Total Short-Term Investments (cost $2,738,855)		2,738,855

Total Investments - 102.5% (cost $82,767,496)		113,576,475

Other Assets, less Liabilities - (2.5)%		(2,811,283)

Net Assets - 100.0%		$110,765,192

The accompanying notes are an integral part of these financial statements.
8

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2017, the AMG Managers Cadence Mid Cap Fund (Class Z)1(the “Fund”) returned 17.71%, compared to its benchmark, the Russell Midcap® Growth Index, which returned 16.68%.

PERFORMANCE SUMMARY

The fiscal year ended May 31, 2017, was filled with many market-moving events that gave investors reason to believe in stocks across the market cap spectrum. Within the growth sector, mid-cap stocks trailed their large-cap and small-cap brethren. Said another way, mid-cap stocks underperformed both large-cap and small-cap stocks. Specifically, the Russell Midcap®Growth Index was up 16.7% in the 12 months ended May 31, 2017, but that trailed the Russell 1000®Growth Index return of 20.3% and the Russell 2000®Growth Index return of 19.7%.

The Fund outperformed its benchmark during the period. Information technology, consumer discretionary and industrials all contributed positively to absolute and relative performance, while energy, real estate and financials detracted. An overweight position along with positive security selection benefitted performance in information technology. Likewise, the Fund also benefitted from an underweight and strong selection in the consumer discretionary sector. The main catalyst for the relative underweight in this sector was weak mall traffic and a hesitant consumer affecting many retail and specialty retail stocks. An overweight in the industrials sector also contributed to relative performance. Weak stock selection in energy, real estate and financials offset some of the positive attribution of information technology, consumer discretionary and industrials, but given their smaller weightings in the Russell Midcap®Growth Index and the AMG Managers Cadence Mid Cap Growth Fund, the

overall impact did not completely offset the performance of those positive sectors.

FISCAL YEAR IN REVIEW

This fiscal year started with a loud thud across the Atlantic Ocean when the U.K. voted to exit the European Union (“Brexit”), an outcome that stock markets around the world had not accounted for. However, stocks recovered quickly and within a week had made up most, if not all, of the losses immediately following the historic vote.

The next focus for investors was the looming U.S. presidential election in November, pitting Donald Trump against veteran politician Hillary Clinton. While Trump was handily beating his numerous Republican competitors for the party’s nomination, Clinton was in more of a dogfight with Bernie Sanders, though not many expected her to lose the Democratic vote. Politics being politics, former FBI head James Comey figured into the possible results with what amounted to an exoneration of Clinton’s use of a personal server while serving as U.S. Secretary of State under President Obama. However, Comey again surfaced closer to the election in late October with his implication that there might be more sensitive emails that could be incriminating. Lost in all of this was Donald Trump’s ability to stay relevant. Trump would eventually win a historic election on November 8, triggering a bounce in the stock market as the “Trump trade” pushed financial, industrial, material and commodity stocks higher on hopes of major infrastructure spending and lower individual and corporate taxes spurring more spending. Since that time, many of those stocks have pulled back as investors ponder President Trump’s ability to push through his agenda.

Oil has also continued to be a story for investors as strength in the latter half of 2016 gave way to weakness so far in 2017. Despite OPEC cutbacks, the recovery in oil prices prompted U.S. shale producers to increase production, which has resulted in a supply/demand imbalance that could last longer than some experts have predicted. While these low oil prices are a positive for consumers, others worry that the weak price is signaling an economic slowdown.

MARKET OUTLOOK

Markets remain volatile within sectors, despite the overall market showing little, if any, true volatility. We believe the U.S. economy is on solid ground, and with three Fed hikes in this past year we believe the Fed feels the same way. Major European economies also appear to be on the mend, auguring well for U.S. companies with exposure to that part of the world. First quarter earnings were better than expected, in particular top-line growth, an important barometer for investors. Rates have come down since the election and easy money should continue to spur mergers and acquisitions. While macro factors will always sway stocks, we continue to try to identify companies with improving fundamentals and attractive valuations to provide long-term appreciation to shareholders. Thank you for your continued trust.

[1]  Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional Shares.

This commentary reflects the viewpoints of the portfolio manager, Cadence Capital Management, LLC. as of May 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

9

AMG Managers Cadence Mid Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Mid Cap Fund’s Class Z (formerly Institutional Class) on May 31, 2007, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Mid Cap Fund and the Russell Midcap® Growth Index for the same time periods ended May 31, 2017.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years

AMG Managers Cadence Mid Cap Fund [2,3,4,5,6]

Class N7	17.23%	12.33%	5.36%

Class I7	17.44%	12.51%	5.53%

Class Z7	17.71%	12.78%	5.78%

Russell Midcap® Growth Index [8]	16.68%	14.55%	7.65%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2017. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] Active and frequent trading of a Fund may result in higher transaction costs and increased tax liability.

[4] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7] Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[8] The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a trademark of the London Stock Exchange group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

10

AMG Managers Cadence Mid Cap Fund
Fund Snapshots (unaudited) May 31, 2017

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Mid Cap Fund*	Russell Midcap® Growth Index
Information Technology	25.7%	23.7%

Industrials	17.8%	14.2%

Consumer Discretionary	16.4%	22.2%

Financials	11.8%	5.2%

Health Care	11.5%	16.3%

Consumer Staples	9.0%	6.5%

Materials	6.0%	5.2%

Real Estate	0.9%	5.3%

Energy	0.0%	1.2%

Telecommunication Services	0.0%	0.2%

Other Assets and Liabilities	0.9%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Lamb Weston Holdings, Inc.	2.2%

First Data Corp.	2.1

Eaton Vance Corp.**	2.0

Ulta Beauty, Inc.**	1.9

Cadence Design Systems, Inc.	1.8

Omnicom Group, Inc.**	1.7

Rockwell Automation, Inc.	1.7

Zoetis, Inc.	1.7

Xilinx, Inc.	1.6

Scripps Networks Interactive, Inc., Class A**	1.6

Top Ten as a Group	18.3%

**	Top Ten Holdings as of November 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

AMG Managers Cadence Mid Cap Fund
Schedule of Portfolio Investments May 31, 2017

	Shares	Value

Common Stocks - 99.1%

Consumer Discretionary - 16.4%

AMC Networks, Inc., Class A*	24,400	$1,292,712

Burlington Stores, Inc.*	13,120	1,283,792

Darden Restaurants, Inc.	18,660	1,659,434

Foot Locker, Inc.	18,460	1,096,709

Gentex Corp.	21,269	403,686

Lear Corp.	11,680	1,740,787

Lennar Corp., Class A	30,100	1,544,431

Michael Kors Holdings, Ltd.*	7,300	242,214

Omnicom Group, Inc.	26,080	2,183,418

Ross Stores, Inc.	9,940	635,365

Scripps Networks Interactive, Inc., Class A2	30,500	2,019,710

Thor Industries, Inc.	16,510	1,494,650

Tupperware Brands Corp.	13,370	961,437

Ulta Beauty, Inc.*	7,920	2,414,333

Wyndham Worldwide Corp.	15,700	1,585,543

Total Consumer Discretionary		20,558,221

Consumer Staples - 9.0%

Church & Dwight Co., Inc.	12,520	646,783

Energizer Holdings, Inc.	22,700	1,216,720

Herbalife, Ltd.*,2	11,700	839,826

Lamb Weston Holdings, Inc.	58,930	2,734,941

Nu Skin Enterprises, Inc., Class A	17,320	950,522

Pilgrim’s Pride Corp.*	32,980	767,445

Post Holdings, Inc.*	15,930	1,279,816

Spectrum Brands Holdings, Inc.[2]	13,490	1,813,730

Sysco Corp.	18,119	988,573

Total Consumer Staples		11,238,356

Financials - 11.8%

Ameriprise Financial, Inc.	5,660	683,671

Aon PLC	15,234	1,994,283

Brown & Brown, Inc.	35,180	1,527,867

CBOE Holdings, Inc.	7,730	667,640

Citizens Financial Group, Inc.	35,580	1,213,278

Eaton Vance Corp.	52,490	2,444,459

Erie Indemnity Co., Class A	6,510	766,683

Lincoln National Corp.	11,460	744,671

MSCI, Inc.	13,588	1,382,307

SVB Financial Group*	9,760	1,664,080

TD Ameritrade Holding Corp.	29,030	1,084,561

	Shares	Value

Western Alliance Bancorp*	13,020	$595,274

Total Financials		14,768,774

Health Care - 11.5%

Agilent Technologies, Inc.	27,940	1,685,900

Bruker Corp.	42,110	1,145,813

Charles River Laboratories International, Inc.*	17,500	1,610,875

HCA Holdings, Inc.*	17,250	1,412,947

Premier, Inc., Class A*	31,400	1,083,928

Quintiles IMS Holdings, Inc.*	19,550	1,689,902

Veeva Systems, Inc., Class A*	30,970	1,967,834

WellCare Health Plans, Inc.*	9,770	1,678,486

Zoetis, Inc.	34,600	2,154,888

Total Health Care		14,430,573

Industrials - 17.8%

A. O. Smith Corp.	25,190	1,382,175

Alaska Air Group, Inc.	6,819	593,594

BWX Technologies, Inc.	39,710	1,929,906

Donaldson Co., Inc.	30,300	1,453,188

Equifax, Inc.	9,110	1,246,248

Expeditors International of Washington, Inc.	31,380	1,675,064

HD Supply Holdings, Inc.*	30,000	1,210,500

Huntington Ingalls Industries, Inc.	6,104	1,195,224

JetBlue Airways Corp.*	56,380	1,264,040

Landstar System, Inc.	17,010	1,421,186

Masco Corp.	36,540	1,361,115

MSC Industrial Direct Co., Inc., Class A	16,690	1,400,959

Nordson Corp.	10,290	1,192,405

Rockwell Automation, Inc.	13,680	2,171,290

Spirit AeroSystems Holdings, Inc., Class A	23,790	1,296,317

United Rentals, Inc.*	14,020	1,524,395

Total Industrials		22,317,606

Information Technology - 25.7%

Analog Devices, Inc.	22,840	1,958,758

Arista Networks, Inc.*,2	9,680	1,426,638

Broadridge Financial Solutions, Inc.	13,970	1,060,183

Cadence Design Systems, Inc.*	62,310	2,189,573

Citrix Systems, Inc.*	12,580	1,038,353

CommScope Holding Co., Inc.*	51,240	1,895,368

CSRA, Inc.	21,420	646,027

F5 Networks, Inc.*	4,987	638,984

First Data Corp., Class A*	149,920	2,568,130

The accompanying notes are an integral part of these financial statements.
12

AMG Managers Cadence Mid Cap Fund
Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 25.7% (continued)

Fortinet, Inc.*	34,610	$1,361,557

Intuit, Inc.	10,640	1,496,410

Jack Henry & Associates, Inc.	15,070	1,600,585

KLA-Tencor Corp.	13,310	1,384,240

Lam Research Corp.	12,200	1,893,074

Maxim Integrated Products, Inc.	32,679	1,562,056

Microchip Technology, Inc.[2]	22,620	1,884,246

Paychex, Inc.	8,545	506,120

Red Hat, Inc.*	21,743	1,947,521

Synopsys, Inc.*	20,540	1,537,830

VeriSign, Inc.*,2	16,670	1,502,967

Xilinx, Inc.	30,596	2,041,059

Total Information Technology		32,139,679

Materials - 6.0%

Celanese Corp., Series A	14,050	1,216,027

Eagle Materials, Inc.	12,880	1,214,584

FMC Corp.	21,800	1,643,066

Packaging Corp. of America	15,200	1,552,832

Steel Dynamics, Inc.	53,210	1,808,608

Total Materials		7,435,117

Real Estate - 0.9%

Outfront Media, Inc., REIT	47,030	1,074,636

Total Common Stocks (cost $106,625,561)		123,962,962

	Principal Amount

Short-Term Investments - 4.6%

Repurchase Agreements - 4.6%[3]

BNP Paribas Securities Corp., dated 05/31/17, due 06/01/17, 0.820% total to be received $1,369,710 (collateralized by various U.S. Government Agency Obligations, 0.000% -10.000%, 06/30/17 - 07/20/63, totaling $1,397,073)	1,369,679	1,369,679

	Principal Amount	Value

Cantor Fitzgerald Securities, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $1,369,710 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 06/15/17 - 03/20/67, totaling $1,397,072)	$1,369,679	$1,369,679

Citigroup Global Markets, Inc., dated 05/31/17, due 06/01/17, 0.810% total to be received $1,369,710 (collateralized by various U.S. Government Agency Obligations, 0.750% - 11.500%, 06/01/17 - 05/15/57, totaling $1,397,072)	1,369,679	1,369,679

Credit Suisse Securities (USA) LLC, dated 05/31/17, due 06/01/17, 0.750% total to be received $288,265 (collateralized by various U.S. Government Agency Obligations, 2.000% - 2.500%, 01/15/26 - 01/15/29, totaling $294,031)	288,259	288,259

RBC Dominion Securities, Inc., dated 05/31/17, due 06/01/17, 0.800% total to be received $1,369,709 (collateralized by various U.S. Government Agency Obligations, 1.375% - 7.000%, 02/19/19 - 09/09/49, totaling $1,397,073)	1,369,679	1,369,679

Total Repurchase Agreements		5,766,975

	Shares

Other Investment Companies - 0.0%#

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.70%[1]	62,086	62,086

Total Short-Term Investments (cost $5,829,061)		5,829,061

Total Investments - 103.7% (cost $112,454,622)		129,792,023

Other Assets, less Liabilities - (3.7)%		(4,677,027)

Net Assets - 100.0%		$125,114,996

The accompanying notes are an integral part of these financial statements.
13

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2017, the AMG Managers Cadence Emerging Companies Fund (Class I)1(the “Fund”) returned 26.22%, outperforming its benchmarks, the Russell Microcap® Growth Index, which returned 14.17%, and the Russell 2000® Growth Index, which returned 19.71%.

PERFORMANCE SUMMARY

The fiscal year ended May 31, 2017, was filled with many market-moving events that gave investors reason to believe in stocks across the market cap spectrum. The Fund’s primary benchmark, the Russell Microcap®Growth Index, rose 14.2%. Despite this healthy gain, the benchmark’s return nevertheless lagged other growth indices for the second year in a row. During the fiscal year, the Russell 1000®Growth and Russell Mid Cap®Growth rose 20.3% and 16.7%, respectively. The Fund’s secondary benchmark, the Russell 2000®Growth, advanced 19.7%.

The Fund outperformed its benchmark over the period. Health care, industrials and financials accounted for much of the Fund’s outperformance. Materials and telecommunications services detracted from relative performance.

Health care, the largest sector in the Russell Microcap®Growth Index at 37.5%, was the strongest contributor to relative performance. Two industry groups constitute the sector: pharmaceuticals & biotechnology, which represented approximately 24.4% of the index, and equipment & services with 13.1%.

Biotechnology’s nearly 2.5 years of market leadership reversed during the fiscal year ended 2016, and its poor performance continued during the most recent fiscal year. The Fund’s holdings bucked the downtrend in the pharma & biotech group, gaining 8.0% on average versus the group’s (4.9)% decline in the Index. The Fund was also underweight the group at 11.0% compared with 24.4% in the Index, which also contributed to outperformance. The Fund’s holdings and positioning in health care equipment & services also contributed to relative performance. The portfolio achieved average gains of 28.3% versus the 17.6% advance in the index. Industrials also contributed to relative performance, with average gains of 55.1% compared with 17.2% for the benchmark. Similarly, financials contributed to relative performance, with average gains of 45.9% versus 17.8% for the benchmark. Materials and telecommunications services, which each amounted to less than 3% of the Fund and the benchmark, detracted from results. The Fund’s 60.8% gain on average in telecommunications services did not keep pace with the average gain of the group in the benchmark, +124.9%. In materials, the Fund’s (9.5)% loss on average fell below the index return for the group of 15.7%.

FISCAL YEAR IN REVIEW

This fiscal year started with a loud thud across the Atlantic Ocean when the U.K. voted to exit the European Union (“Brexit”), an outcome that stock markets around the world had not accounted for. However, stocks recovered quickly and within a week had made up most, if not all, of the losses immediately following the historic vote.

The next focus for investors was the looming U.S. presidential election in November, pitting Donald Trump against veteran politician Hillary Clinton. While Trump was handily beating his numerous Republican competitors for the party’s nomination, Clinton was in more of a dogfight with Bernie Sanders, though not many expected her to lose the Democratic vote. Politics being politics, former FBI head James Comey figured into the possible results with what amounted to an exoneration of Clinton’s use of a personal server while serving as the U.S. Secretary of State under President Obama. However, Comey again surfaced closer to the election in late October with his implication that there might be more sensitive emails that could be incriminating. Lost in all of this was Donald Trump’s ability to stay relevant. Trump would eventually win a historic election on November 8, triggering a bounce in the stock market as the “Trump trade” pushed financial, industrial, material and commodity stocks higher on hopes of major infrastructure spending and lower individual and corporate taxes spurring more spending. Since that time, many of those stocks have pulled back as investors ponder President Trump’s ability to push through his agenda.

Oil has also continued to be a story for investors as strength in the latter half of 2016 gave way to weakness so far in 2017. Despite OPEC cutbacks, the recovery in oil prices prompted U.S. shale producers to increase production, which has resulted in a supply/demand imbalance that could last longer than some experts have predicted. While these low oil prices are a positive for consumers, some worry that the weak price is signaling an economic slowdown.

MARKET OUTLOOK

Markets remain volatile within sectors, despite the overall market showing little, if any, true volatility. We believe the U.S. economy is on solid ground, and with three Fed hikes in this past year, we believe the Fed feels the same way. Major European economies also appear to be on the mend, auguring well for U.S. companies with exposure to that part of the world. First quarter earnings were better than expected, in particular top-line growth, an important barometer for investors. Rates have come down since the election and easy money should continue to spur mergers and acquisitions. While macro factors will always sway stocks, we continue to try to identify companies with improving fundamentals and attractive valuations to provide long-term appreciation to shareholders. Thank you for your continued trust.

[1]  Prior to October 1, 2016, the Fund’s Class I   shares were known as Institutional Shares.

This commentary reflects the viewpoints of the portfolio manager, Cadence Capital Management, LLC. as of May 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

14

AMG Managers Cadence Emerging Companies Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Cadence Emerging Companies Fund’s Class I (formerly Institutional Class) on May 31, 2007, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Emerging Companies Fund and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time periods ended May 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG Managers Cadence Emerging Companies Fund [2,3,4,5,6]

Class N7	25.92%	17.55%	9.03%

Class I7	26.22%	17.83%	9.30%

Russell Microcap® Growth Index[8]	14.17%	13.03%	4.97%

Russell 2000® Growth Index[9]	19.71%	14.36%	7.39%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2017. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information and reliance on a limited number of products.

[4] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7] Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively. Effective February 27, 2017, Class S was renamed Class N.

[8] The Russell Microcap® Growth Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the Russell Microcap®Growth Index is unmanaged, is not available for investment and does not incur expenses.

[9] The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group Companies. Not FDIC insured, nor bank guaranteed. May lose value.

15

AMG Managers Cadence Emerging Companies Fund
Fund Snapshots (unaudited) May 31, 2017

PORTFOLIO BREAKDOWN

Sector	AMG Managers Cadence Emerging Companies Fund*	Russell Microcap® Growth Index	Russell 2000® Growth Index
Health Care	21.2%	37.3%	21.5%

Information Technology	20.6%	19.5%	26.2%

Industrials	20.4%	11.0%	15.5%

Financials	11.9%	5.8%	5.3%

Consumer Discretionary	11.3%	12.8%	14.7%

Consumer Staples	5.1%	2.6%	3.0%

Materials	2.0%	2.5%	5.1%

Telecommunication Services	1.9%	1.8%	0.8%

Real Estate	1.3%	3.3%	5.6%

Energy	1.0%	2.2%	1.5%

Utilities	0.0%	1.2%	0.8%

Other assets and liabilities	3.3%	0.0%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

OraSure Technologies, Inc.	1.6%

Nutrisystem, Inc.	1.5

Silicom, Ltd.	1.5

CalAmp Corp.	1.5

Cavco Industries, Inc.	1.4

Corcept Therapeutics, Inc.	1.4

Denny’s Corp.	1.4

Kadant, Inc.	1.4

GTT Communications, Inc.	1.4

PRGX Global, Inc.	1.4

Top Ten as a Group	14.5%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

16

AMG Managers Cadence Emerging Companies Fund
Schedule of Portfolio Investments May 31, 2017

	Shares	Value

Common Stocks - 96.7%

Consumer Discretionary - 11.3%

Bassett Furniture Industries, Inc.	22,700	$674,190

Carriage Services, Inc.[2]	26,115	686,563

Cavco Industries, Inc.*	9,168	1,010,772

Denny’s Corp.*	82,892	986,415

Motorcar Parts of America, Inc.*	30,706	892,623

Nautilus, Inc.*	37,120	673,728

Nutrisystem, Inc.	20,763	1,080,714

Pier 1 Imports, Inc.	36,766	184,198

Ruth’s Hospitality Group, Inc.	39,671	856,894

US Auto Parts Network, Inc.*	72,967	223,279

Winnebago Industries, Inc.[2]	26,750	655,375

Total Consumer Discretionary		7,924,751

Consumer Staples - 5.1%

Calavo Growers, Inc.[2]	11,961	809,760

The Chefs’ Warehouse, Inc.*,2	43,100	652,965

Lifeway Foods, Inc.*	31,764	311,923

Medifast, Inc.	16,319	679,034

MGP Ingredients, Inc.[2]	15,517	794,626

Orchids Paper Products Co.[2]	23,623	337,573

Total Consumer Staples		3,585,881

Energy - 1.0%

Abraxas Petroleum Corp.*	365,859	673,181

Financials - 11.9%

Bryn Mawr Bank Corp.	19,854	811,036

Crawford & Co., Class B2	52,108	487,210

First Foundation, Inc.*	55,693	853,774

Health Insurance Innovations, Inc., Class A*,2	41,171	916,055

Kingstone Cos, Inc.	48,161	705,559

Kinsale Capital Group, Inc.	22,676	821,778

Meridian Bancorp, Inc.	23,351	378,286

Meta Financial Group, Inc.	7,869	673,586

Preferred Bank	15,225	759,880

Pzena Investment Management, Inc., Class A	51,773	448,872

Silvercrest Asset Management Group, Inc., Class A	58,809	720,410

State National Cos, Inc.	46,046	809,028

Total Financials		8,385,474

Health Care - 21.2%

Addus HomeCare Corp.*	20,447	758,584

	Shares	Value

Amphastar Pharmaceuticals, Inc.*	23,762	$405,617

ANI Pharmaceuticals, Inc.*	3,844	167,944

Aratana Therapeutics, Inc.*,2	84,935	489,226

BioSpecifics Technologies Corp.*	17,115	887,070

BioTelemetry, Inc.*	26,027	750,879

Civitas Solutions, Inc.*	22,434	353,336

Corcept Therapeutics, Inc.*,2	88,167	997,169

Cross Country Healthcare, Inc.*	59,303	684,950

Cutera, Inc.*	29,269	667,333

Heska Corp.*	8,601	848,575

Landauer, Inc.	13,554	662,113

LHC Group, Inc.*	13,400	806,680

NeoGenomics, Inc.*	91,799	694,000

OraSure Technologies, Inc.*	76,029	1,145,757

Progenics Pharmaceuticals, Inc.*,2	116,747	743,678

RadNet, Inc.*	110,401	794,887

Recro Pharma, Inc.*,2	75,774	550,119

Sharps Compliance Corp.*,2	102,441	415,910

Simulations Plus, Inc.[2]	67,359	821,780

Supernus Pharmaceuticals, Inc.*	23,652	889,315

U.S. Physical Therapy, Inc.	6,301	398,538

Total Health Care		14,933,460

Industrials - 20.4%

Blue Bird Corp.*	41,601	759,218

Commercial Vehicle Group, Inc.*	96,505	779,760

CRA International, Inc.	18,290	632,285

Douglas Dynamics, Inc.	19,719	600,444

GEE Group, Inc.*,2	5,483	29,718

Global Brass & Copper Holdings, Inc.	28,058	850,157

GP Strategies Corp.*	38,190	937,565

Heritage-Crystal Clean, Inc.*	59,171	902,358

Hudson Technologies, Inc.*	85,360	696,538

Insteel Industries, Inc.	21,147	671,629

Kadant, Inc.	12,753	980,068

Lawson Products, Inc.*	30,282	645,007

NV5 Global, Inc.*	22,075	810,153

Patrick Industries, Inc.*	14,371	951,360

PGT Innovations, Inc.*	58,620	671,199

Radiant Logistics, Inc.*	89,739	527,665

Sun Hydraulics Corp.	17,879	765,042

Vectrus, Inc.*	20,427	602,597

The accompanying notes are an integral part of these financial statements.
17

AMG Managers Cadence Emerging Companies Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 20.4% (continued)

Vicor Corp.*	43,774	$741,969

Willdan Group, Inc.*	23,972	797,548

Total Industrials		14,352,280

Information Technology - 20.6%

8x8, Inc.*	46,305	632,063

American Software, Inc., Class A	55,855	599,883

Blucora, Inc.*	41,012	840,746

CalAmp Corp.*	54,534	1,030,693

Carbonite, Inc.*	42,460	789,756

CEVA, Inc.*	19,508	824,213

Exa Corp.*	52,916	735,003

Extreme Networks, Inc.*	90,993	876,263

FormFactor, Inc.*	63,810	938,007

GTT Communications, Inc.*,2	30,216	974,466

The Hackett Group, Inc.	34,696	508,643

Mitek Systems, Inc.*,2	91,186	711,251

MRV Communications, Inc.*	29,686	264,205

Napco Security Technologies, Inc.*	67,268	642,409

NVE Corp.	10,111	798,162

PDF Solutions, Inc.*	31,081	504,755

Planet Payment, Inc.*	132,477	457,046

PRGX Global, Inc.*	144,148	965,792

Radisys Corp.*	87,712	330,674

Silicom, Ltd.	20,705	1,055,334

Total Information Technology		14,479,364

Materials - 2.0%

Haynes International, Inc.	9,830	351,914

KMG Chemicals, Inc.	7,451	416,734

Neenah Paper, Inc.	8,683	677,274

Total Materials		1,445,922

Real Estate - 1.3%

UMH Properties, Inc.	55,036	919,101

Telecommunication Services - 1.9%

Cogent Communications Holdings, Inc.	16,746	659,792

Vonage Holdings Corp.*	100,395	693,729

Total Telecommunication Services		1,353,521

Total Common Stocks (cost $60,224,376)		68,052,935

	Principal Amount	Value
Short-Term Investments - 7.5%

Repurchase Agreements - 6.2%[3]

Barclays Capital, Inc. dated 05/31/17, due 06/01/17, 0.790% total to be received $218,462 (collateralized by various U.S. Government Agency Obligations, 0.000% - 3.625%, 08/31/17 - 09/09/49, totaling $222,826)	$218,457	$218,457

BNP Paribas SA, dated 05/31/17, due 06/01/17, 0.820% total to be received $1,038,180 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.000%, 06/30/17 - 07/20/63, totaling $1,058,919)	1,038,156	1,038,156

Cantor Fitzgerald Securities, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $1,038,180 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 06/15/17 - 03/20/67, totaling $1,058,919)	1,038,156	1,038,156

Daiwa Capital Markets America, dated 05/31/17, due 06/01/17, 0.850% total to be received $1,038,181 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/08/17 - 12/01/51, totaling $1,058,919)	1,038,156	1,038,156

Nomura Securities International, Inc., dated 05/31/17, due 06/01/17, 0.820% total to be received $1,038,180 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 06/01/17 - 05/20/67, totaling $1,058,919)	1,038,156	1,038,156

Total Repurchase Agreements		4,371,081

	Shares

Other Investment Companies - 1.3%

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.70%[1]	899,919	899,919

Total Short-Term Investments (cost $5,271,000)		5,271,000

Total Investments - 104.2% (cost $65,495,376)		73,323,935

Other Assets, less Liabilities - (4.2)%		(2,927,879)

Net Assets - 100.0%		$70,396,056

The accompanying notes are an integral part of these financial statements.
18

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net

AMG Managers Cadence Capital Appreciation Fund	$83,201,767	$33,215,033	$(2,840,325)	$30,374,708

AMG Managers Cadence Mid Cap Fund	112,541,262	18,589,497	(1,338,736)	17,250,761

AMG Managers Cadence Emerging Companies Fund	65,762,404	10,194,933	(2,633,402)	7,561,531

*	Non-income producing security.

#	Less than 0.05%.

[1]	Yield shown represents the May 31, 2017, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of May 31, 2017, amounting to the following:

Fund	Market Value	% of Net Assets

AMG Managers Cadence Capital Appreciation Fund	$2,623,557	2.4%

AMG Managers Cadence Mid Cap Fund	5,653,210	4.5%

AMG Managers Cadence Emerging Companies Fund	4,191,132	6.0%

[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of May 31, 2017: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG Managers Cadence Capital Appreciation Fund

Investments in Securities

Common Stocks†	$110,837,620	—	—	$110,837,620

Short-Term Investments

Repurchase Agreements	—	$2,666,046	—	2,666,046

Other Investment Companies	72,809	—	—	72,809

Total Investments in Securities	$110,910,429	$2,666,046	—	$113,576,475

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG Managers Cadence Mid Cap Fund

Investments in Securities

Common Stocks†	$123,962,962	—	—	$123,962,962

Short-Term Investments

Repurchase Agreements	—	$5,766,975	—	5,766,975

Other Investment Companies	62,086	—	—	62,086

Total Investments in Securities	$124,025,048	$5,766,975	—	$129,792,023

The accompanying notes are an integral part of these financial statements.
19

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Cadence Emerging Companies Fund
Investments in Securities

Common Stocks†	$68,052,935	—	—	$68,052,935
Short-Term Investments
Repurchase Agreements	—	$4,371,081	—	4,371,081
Other Investment Companies	899,919	—	—	899,919

Total Investments in Securities	$68,952,854	$4,371,081	—	$73,323,935

†	All common stocks held in the Funds are level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the fund’s respective schedule of Portfolio Investments.

As of May 31, 2017, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.
20

Statement of Assets and Liabilities
May 31, 2017

	AMG Managers		AMG Managers
	Cadence	AMG Managers	Cadence
	Capital	Cadence	Emerging
	Appreciation	Mid Cap	Companies
	Fund#	Fund#	Fund#

Assets:
Investments at value* (including securities on loan valued at $2,623,557, $5,653,210, and $4,191,132, respectively)	$113,576,475	$129,792,023	$73,323,935
Receivable for investments sold	—	1,132,105	21,009
Dividends, interest and other receivables	143,930	139,846	47,958
Receivable from affiliate	22,219	8,333	9,816
Receivable for Fund shares sold	1,326	20,068	1,664,803
Prepaid expenses and other	32,226	34,351	45,731
Total assets	113,776,176	131,126,726	75,113,252
Liabilities:
Payable upon return of securities loaned	2,666,046	5,766,975	4,371,081
Payable for Fund shares repurchased	203,031	80,577	74,390
Payable for investments purchased	—	—	151,339
Payable to affiliate	1,474	6,222	—
Accrued expenses:
Investment advisory and management fees	41,383	47,432	73,312
Administrative fees	13,794	15,811	8,797
Shareholder servicing fees - Class I	536	1,903	—
Distribution fees - Class N	13,908	17,923	—
Professional fees	27,730	27,875	25,694
Trustees fees and expenses	1,108	1,314	682
Other	41,974	45,698	11,901
Total liabilities	3,010,984	6,011,730	4,717,196

Net Assets	$110,765,192	$125,114,996	$70,396,056
Net Assets Represent:
Paid-in capital	$130,386,337	$98,479,665	$76,471,366
Undistributed (distribution in excess of income) net investment income	266,582	—	(165,948)
Accumulated net realized gain (loss) from investments	(50,696,706)	9,297,930	(13,737,921)
Net unrealized appreciation of investments	30,808,979	17,337,401	7,828,559
Net Assets	$110,765,192	$125,114,996	$70,396,056
* Investments at cost	$82,767,496	$112,454,622	$65,495,376

#	Effective October 1, 2016, and February 27, 2017, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
21

Statement of Assets and Liabilities (continued)

	AMG Managers		AMG Managers
	Cadence	AMG Managers	Cadence
	Capital	Cadence	Emerging
	Appreciation	Mid Cap	Companies
	Fund#	Fund#	Fund#

Class N:
Net Assets	$65,869,389	$84,872,960	$13,445,652
Shares outstanding	2,107,159	2,861,374	293,813
Net asset value, offering and redemption price per share	$31.26	$29.66	$45.76
Class I:
Net Assets	$4,428,062	$15,244,562	$56,850,404
Shares outstanding	139,558	499,535	1,147,464
Net asset value, offering and redemption price per share	$31.73	$30.52	$49.54
Class Z:
Net Assets	$40,467,741	$24,997,474	$100,000
Shares outstanding	1,247,742	786,596	2,019
Net asset value, offering and redemption price per share	$32.43	$31.78	$49.54	*

*	Net asset value calculated using shares outstanding out to three decimal places.
#	Effective October 1, 2016, and February 27, 2017, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
22

Statement of Operations
For the fiscal year ended May 31, 2017

	AMG Managers Cadence Capital Appreciation Fund#	AMG Managers Cadence Mid Cap Fund#	AMG Managers Cadence Emerging Companies Fund#

Investment Income:
Dividend income	$1,509,273	$979,209	$382,015 [1]
Securities lending income	1,480	21,870	25,943
Interest income	187	121	417
Miscellaneous income	897	1,136	921
Foreign withholding tax	—	—	(5,525)
Total investment income	1,511,837	1,002,336	403,771
Expenses:
Investment advisory and management fees	456,047	569,572	645,776
Administrative fees	185,604	232,915	91,651
Distribution fees - Class N	156,591	217,573	—
Shareholder servicing fees - Class N	63,390	111,457	13,485
Shareholder servicing fees - Class I	5,997	25,304	—
Registration fees	43,423	43,112	31,748
Professional fees	36,664	38,422	31,358
Transfer agent fees	24,518	25,565	2,006
Reports to shareholders	18,172	23,089	9,647
Custodian fees	10,153	11,553	6,816
Trustees fees and expenses	6,542	8,251	2,932
Miscellaneous	4,435	5,023	2,317
Repayments for prior reimbursements	1,474	10,321	—
Total expenses before offsets/reductions	1,013,010	1,322,157	837,736
Expense reimbursements	(57,213)	(55,919)	(90,648)
Expense reductions	(2,525)	—	(1,396)
Net expenses	953,272	1,266,238	745,692

Net investment income (loss)	558,565	(263,902)	(341,921)
Net Realized and Unrealized Gain:
Net realized gain on investments	7,442,863	15,434,562	5,864,705
Net change in unrealized appreciation of investments	11,985,379	5,000,430	5,385,997
Net realized and unrealized gain	19,428,242	20,434,992	11,250,702

Net increase in net assets resulting from operations	$19,986,807	$20,171,090	$10,908,781

#	Effective October 1, 2016, and February 27, 2017, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividends of $35,418 for AMG Managers Cadence Emerging Companies Fund.

The accompanying notes are an integral part of these financial statements.
23

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	AMG Managers Cadence		AMG Managers Cadence		AMG Managers Cadence
	Capital Appreciation Fund		Mid Cap Fund		Emerging Companies Fund
	2017#	2016	2017#	2016	2017#	2016

Increase (Decrease) in Net
Assets Resulting From Operations:
Net investment income (loss)	$558,565	$784,093	$(263,902)	$1,095,508	$(341,921)	$(286,591)
Net realized gain on investments	7,442,863	8,269,066	15,434,562	3,025,232	5,864,705	2,890,106
Net change in unrealized appreciation (depreciation) of investments	11,985,379	(11,579,523)	5,000,430	(15,089,387)	5,385,997	(1,759,644)
Net increase (decrease) in net assets resulting from operations	19,986,807	(2,526,364)	20,171,090	(10,968,647)	10,908,781	843,871

Distributions to Shareholders:
From net investment income:
Class N	(262,713)	(356,449)	(472,527)	—	—	—
Class I	(14,306)	(53,559)	(99,924)	(13,249)	—	—
Class Z	(277,522)	(325,307)	(235,169)	(100,817)	—	—
From net realized gain on investments:
Class N	—	—	(4,689,069)	(10,199,415)	—	—
Class I	—	—	(745,297)	(1,508,909)	—	—
Class Z	—	—	(1,349,001)	(3,048,088)	—	—
Total distributions to shareholders	(554,541)	(735,315)	(7,590,987)	(14,870,478)	—	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(10,942,126)	(26,432,738)	(16,995,367)	(9,797,749)	20,324,931	609,600

Total increase (decrease) in net assets	8,490,140	(29,694,417)	(4,415,264)	(35,636,874)	31,233,712	1,453,471
Net Assets:
Beginning of year	102,275,052	131,969,469	129,530,260	165,167,134	39,162,344	37,708,873
End of year	$110,765,192	$102,275,052	$125,114,996	$129,530,260	$70,396,056	$39,162,344
End of year undistributed (accumulated) net investment income (loss)	$266,582	$286,341	—	$1,006,762	$(165,948)	$(85,445)

#	Effective October 1, 2016, and February 27, 2017, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
24

AMG Managers Cadence Capital Appreciation Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Class N	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$25.83	$26.49	$23.54	$19.78	$16.59
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.12	0.15 [5]	0.08	0.13 [6]	0.15 [7]
Net realized and unrealized gain (loss) on investments	5.43	(0.67)	3.01	3.73	3.17
Total income (loss) from investment operations	5.55	(0.52)	3.09	3.86	3.32
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.14)	(0.14)	(0.10)	(0.13)
Net Asset Value, End of Year	$31.26	$25.83	$26.49	$23.54	$19.78
Total Return[2]	21.54%	(1.98)%	13.16%	19.53%	20.12%
Ratio of net expenses to average net assets[3]	1.07%	1.02%	1.12%	1.09%[8]	1.12%[9]
Ratio of gross expenses to average net assets[4]	1.13%	1.15%	1.22%	1.23%[8]	1.23%[9]
Ratio of net investment income to average net assets[2]	0.42%	0.60%	0.30%	0.59%[8]	0.81%[9]
Portfolio turnover	23%	22%	41%	52%	79%
Net assets at end of year (000’s omitted)	$65,869	$62,760	$75,755	$81,866	$87,419

	For the fiscal years ended May 31,
Class I	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$26.19	$26.88	$23.74	$19.99	$16.71
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.17	0.17 [5]	0.12	0.16 [6]	0.14 [7]
Net realized and unrealized gain (loss) on investments	5.51	(0.70)	3.06	3.76	3.24
Total income (loss) from investment operations	5.68	(0.53)	3.18	3.92	3.38
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.16)	(0.04)	(0.17)	(0.10)
Net Asset Value, End of Year	$31.73	$26.19	$26.88	$23.74	$19.99
Total Return[2]	21.77%	(1.97)%	13.41%	19.63%[10]	20.31%[10]
Ratio of net expenses to average net assets[3]	0.91%	0.96%	0.97%	0.94%[8]	0.95%[9]
Ratio of gross expenses to average net assets[4]	0.96%	1.09%	1.07%	1.08%[8]	1.06%[9]
Ratio of net investment income to average net assets[2]	0.59%	0.66%	0.45%	0.74%[8]	0.76%[9]
Portfolio turnover	23%	22%	41%	52%	79%
Net assets at end of year (000’s omitted)	$4,428	$4,842	$10,287	$42,245	$55,735

25

AMG Managers Cadence Capital Appreciation Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Class Z	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$26.80	$27.50	$24.44	$20.57	$17.21
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.22	0.24 [5]	0.18	0.22 [6]	0.18 [7]
Net realized and unrealized gain (loss) on investments	5.64	(0.70)	3.14	3.88	3.34
Total income (loss) from investment operations	5.86	(0.46)	3.32	4.10	3.52
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.24)	(0.26)	(0.23)	(0.16)
Net Asset Value, End of Year	$32.43	$26.80	$27.50	$24.44	$20.57
Total Return[2]	21.97%	(1.67)%	13.62%	19.96%	20.57%
Ratio of net expenses to average net assets[3]	0.72%	0.72%	0.72%	0.69%[8]	0.70%[9]
Ratio of gross expenses to average net assets[4]	0.78%	0.85%	0.82%	0.83%[8]	0.81%[9]
Ratio of net investment income to average net assets[2]	0.77%	0.90%	0.70%	1.00%[8]	1.00%[9]
Portfolio turnover	23%	22%	41%	52%	79%
Net assets at end of year (000’s omitted)	$40,468	$34,673	$45,927	$45,795	$37,536

26

AMG Managers Cadence Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Class N	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$26.87	$32.15	$34.15	$28.32	$24.10
Income (Loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.09)	0.19 [5]	(0.06)	(0.02)[6]	0.03 [7]
Net realized and unrealized gain (loss) on investments	4.58	(2.32)	4.88	5.85	4.23
Total income (loss) from investment operations	4.49	(2.13)	4.82	5.83	4.26
Less Distributions to Shareholders from:
Net investment income	(0.16)	—	—	—	(0.04)
Net realized gain on investments	(1.54)	(3.15)	(6.82)	—	—
Total distributions to shareholders	(1.70)	(3.15)	(6.82)	—	(0.04)
Net Asset Value, End of Year	$29.66	$26.87	$32.15	$34.15	$28.32
Total Return[2]	17.23%	(6.64)%	15.14%	20.59%	17.70%
Ratio of net expenses to average net assets[11]	1.10%	1.11%	1.12%	1.11%[12]	1.13%[13]
Ratio of gross expenses to average net assets[4]	1.14%	1.21%	1.19%	1.18%[12]	1.21%[13]
Ratio of net investment income (loss) to average net assets[2]	(0.31)%	0.67%	(0.16)%	(0.05)%[12]	0.13%[13]
Portfolio turnover	141%	149%	130%	203%	121%
Net assets at end of year (000’s omitted)	$84,873	$89,179	$116,666	$122,497	$163,088

	For the fiscal years ended May 31,
Class I	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$27.65	$33.07	$35.04	$29.02	$24.67
Income (Loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.03)	0.25 [5]	(0.01)	0.05 [6]	0.08 [7]
Net realized and unrealized gain (loss) on investments	4.70	(2.39)	5.02	5.97	4.32
Total income (loss) from investment operations	4.67	(2.14)	5.01	6.02	4.40
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.03)	—	—	(0.05)
Net realized gain on investments	(1.59)	(3.25)	(6.98)	—	—
Total distributions to shareholders	(1.80)	(3.28)	(6.98)	—	(0.05)
Net Asset Value, End of Year	$30.52	$27.65	$33.07	$35.04	$29.02
Total Return[2]	17.44%	(6.50)%	15.34%	20.74%	17.88%
Ratio of net expenses to average net assets[11]	0.90%	0.97%	0.97%	0.96%[12]	0.98%[13]
Ratio of gross expenses to average net assets[4]	0.95%	1.07%	1.04%	1.03%[12]	1.06%[13]
Ratio of net investment income (loss) to average net assets[2]	(0.11)%	0.86%	(0.01)%	0.15%[12]	0.32%[13]
Portfolio turnover	141%	149%	130%	203%	121%
Net assets at end of year (000’s omitted)	$15,245	$13,715	$14,809	$33,215	$65,393

27

AMG Managers Cadence Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Class Z	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$28.79	$34.45	$36.44	$30.18	$25.66
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.02	0.33 [5]	0.09	0.12 [6]	0.15 [7]
Net realized and unrealized gain (loss) on investments	4.92	(2.49)	5.21	6.23	4.50
Total income (loss) from investment operations	4.94	(2.16)	5.30	6.35	4.65

Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.11)	—	(0.09)	(0.13)
Net realized gain on investments	(1.66)	(3.39)	(7.29)	—	—
Total distributions to shareholders	(1.95)	(3.50)	(7.29)	(0.09)	(0.13)
Net Asset Value, End of Year	$31.78	$28.79	$34.45	$36.44	$30.18
Total Return[2]	17.71%	(6.28)%	15.62%	21.04%	18.20%
Ratio of net expenses to average net assets[11]	0.72%	0.72%	0.72%	0.71%[12]	0.73%[13]
Ratio of gross expenses to average net assets[4]	0.76%	0.82%	0.79%	0.78%[12]	0.81%[13]
Ratio of net investment income to average net assets[2]	0.07%	1.07%	0.24%	0.35%[12]	0.56%[13]
Portfolio turnover	141%	149%	130%	203%	121%
Net assets at end of year (000’s omitted)	$24,997	$26,636	$33,693	$170,920	$194,755

28

AMG Managers Cadence Emerging Companies Fund
Financial Highlights
For a share outstanding throughout each period

	For the fiscal years ended May 31,
Class N	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$36.33	$35.29	$30.70	$26.84	$20.39
Income (Loss) from Investment Operations:
Net investment loss[1,2]	(0.36)[15]	(0.33)[5]	(0.32)[14]	(0.29)[6]	(0.07)[7]
Net realized and unrealized gain on investments	9.79	1.37	4.91	4.15	6.52
Total income from investment operations	9.43	1.04	4.59	3.86	6.45
Net Asset Value, End of Year	$45.76	$36.33	$35.29	$30.70	$26.84
Total Return[2]	25.92%	2.95%[10]	14.95%	14.38%	31.63%
Ratio of net expenses to average net assets[16]	1.62%	1.65%	1.66%	1.61%[17]	1.63%[18]
Ratio of gross expenses to average net assets[4]	1.79%	1.97%	1.96%	1.90%[17]	1.99%[18]
Ratio of net investment loss to average net assets[2]	(0.83)%	(0.96)%	(0.98)%	(0.94)%[17]	(0.31)%[18]
Portfolio turnover	90%	150%	146%	127%	101%
Net assets at end of year (000’s omitted)	$13,446	$3,099	$3,143	$3,540	$3,184

	For the fiscal years ended May 31,
Class I	2017#	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$39.25	$38.04	$33.00	$28.80	$21.81
Income (Loss) from Investment Operations:
Net investment loss[1,2]	(0.29)[15]	(0.27)[5]	(0.25)[14]	(0.23)[6]	(0.01)[7]
Net realized and unrealized gain on investments	10.58	1.48	5.29	4.43	7.00
Total income from investment operations	10.29	1.21	5.04	4.20	6.99
Net Asset Value, End of Year	$49.54	$39.25	$38.04	$33.00	$28.80
Total Return[2]	26.22%	3.18%	15.27%	14.58%[10]	32.05%[10]
Ratio of net expenses to average net assets[16]	1.42%	1.42%	1.41%	1.38%[17]	1.38%[18]
Ratio of gross expenses to average net assets[4]	1.60%	1.74%	1.71%	1.67%[17]	1.74%[18]
Ratio of net investment loss to average net assets[2]	(0.64)%	(0.71)%	(0.73)%	(0.71)%[17]	(0.05)%[18]
Portfolio turnover	90%	150%	146%	127%	101%
Net assets at end of year (000’s omitted)	$56,850	$36,064	$34,566	$39,463	$36,123

29

Notes to Financial Highlights

The following should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Managers Cadence Capital Appreciation Fund and AMG Managers Cadence Mid-Cap Fund were renamed Class N, Class I and Class Z, respectively, and the Service Class and Institutional Class of AMG Managers Cadence Emerging Companies Fund were renamed Class S and Class I, respectively. Effective February 27, 2017, AMG Managers Cadence Emerging Companies Fund Class S was renamed Class N.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes reduction from broker recapture amounting to 0.01%, 0.04%, and 0.02% for the years ended 2015, 2014 and 2013, respectively.

[4]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)

[5]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.14, $0.16, and $0.23 for AMG Managers Cadence Capital Appreciation Fund’s Class N, Class I, and Class Z, respectively, $0.01, $0.07, and $0.13 for AMG Managers Cadence Mid Cap Fund’s Class N, Class I, and Class Z, respectively, and $(0.36) and $(0.29) for AMG Managers Cadence Emerging Companies Fund’s Class N, and Class I, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.12, $0.15, and $0.21 for AMG Managers Cadence Capital Appreciation Fund’s Class N, Class I, and Class Z, respectively, $(0.03), $0.04, and $0.11 for AMG Managers Cadence Mid Cap Fund’s Class N, Class I, and Class Z, respectively, and $(0.32) and $(0.26) for AMG Managers Cadence Emerging Companies Fund’s Class N and Class I, respectively.

[7]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.09, $0.08, and $0.13 for AMG Managers Cadence Capital Appreciation Fund’s Class N, Class I, and Class Z, respectively, $(0.11), $(0.06), and $0.01 for AMG Managers Cadence Mid Cap Fund’s Class N, Class I, and Class Z, respectively, and $(0.31) and $(0.25) for AMG Managers Cadence Emerging Companies Fund’s Class N, and Class I, respectively.

[8]	Includes non-routine extraordinary expenses amounting to 0.007%, 0.007%, and 0.007% of average net assets for the Class N, Class I, and Class Z, respectively.

[9]	Includes non-routine extraordinary expenses amounting to 0.022%, 0.004%, and 0.003% of average net assets for the Class N, Class I, and Class Z, respectively.

[1][0]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[11]	Includes reduction from broker recapture amounting to 0.01%, 0.02% and 0.01% for the years ended 2015, 2014 and 2013, respectively.

[12]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.007%, and 0.008% of average net assets for the Class N, Class I, and Class Z, respectively.

[13]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.015%, and 0.016% of average net assets for the Class N, Class I, and Class Z, respectively.

[14]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.33) and $(0.27) for the Class N, and Class I, respectively.

[15]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.38) and $(0.31) for the Class N, and Class I, respectively.

[16]	Includes reduction from broker recapture amounting to 0.01%, 0.05% and 0.05% for the years ended 2015, 2014 and 2013, respectively.

[17]	Includes non-routine extraordinary expenses amounting to 0.009% and 0.009% of average net assets for the Class N and Class I, respectively.

[18]	Includes non-routine extraordinary expenses amounting to 0.014% and 0.014% of average net assets for the Class N and Class I, respectively

30

Notes to Financial Statements
May 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: AMG Managers Cadence Capital Appreciation Fund (“Capital Appreciation”), AMG Managers Cadence Mid Cap Fund (“Mid Cap”) and AMG Managers Cadence Emerging Companies Fund (“Emerging Companies”), each a “Fund” and collectively the “Funds.”

Effective at the close of business May 31,2017, Emerging Companies added Class Z shares, and issued approximately 2,019 shares to AMG Funds LLC (the “Investment Manager”) for $100,000.

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Capital Appreciation and Mid Cap previously offered Investor Class shares, Service Class shares and Institutional Class shares, which were renamed to Class N, Class I and Class Z, respectively, and Emerging Companies previously offered Service Class shares and Institutional Class shares, which were renamed Class S and Class I, respectively. Effective February 27, 2017, Emerging Companies Class S shares was renamed Class N. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from the Investment Manager are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

31

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Capital Appreciation and Emerging Companies had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the year ended May 31, 2017, the impact on the expense ratios, if any, were as follows: Capital Appreciation and Emerging Companies - $2,525 and $1,396, respectively, which were less than 0.01% of average net assets.

d. DIVIDEND AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The tax character of distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 were as follows:

	Capital Appreciation		Mid Cap
Distributions paid from:	2017	2016	2017	2016

Ordinary income	$554,541	$735,315	$1,006,762	$114,082

Short-term capital gains	—	—	452,218	4,872,791

Long-term capital gains	—	—	6,132,007	9,883,605

Totals	$554,541	$735,315	$7,590,987	$14,870,478

32

Notes to Financial Statements (continued)

As of May 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Capital Appreciation	Mid Cap	Emerging Companies
Capital loss carryforward	$50,262,435	—	$13,470,893

Undistributed ordinary income	266,582	—	—
Undistributed short-term capital gains	—	$3,500,729	—

Undistributed long-term capital gains	—	5,883,841	—
Late year loss deferral	—	—	165,948

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of May 31, 2017 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss
	Carryover Amounts
			Expires
Fund	Short-Term	Long-Term	May 31,

Capital Appreciation
(Pre-Enactment)	$50,262,435	—	2018

Emerging Companies
(Pre-Enactment)	$13,470,893	—	2018

For the fiscal year ended May 31, 2017, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized

	Short-Term	Long-Term
Capital Appreciation	$6,675,142	—

Emerging Companies	5,515,911	—

As of May 31, 2017, Mid Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

33

Notes to Financial Statements (continued)

For the fiscal years ended May 31, 2017 and May 31, 2016, the capital stock transactions by class for Capital Appreciation, Mid Cap and Emerging Companies were as follows:

	Capital Appreciation
	May 31, 2017		May 31, 2016
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	40,283	$1,140,367	37,130	$955,633
Reinvestment of distributions	7,880	219,236	11,367	294,737
Cost of shares repurchased	(370,908)	(10,270,833)	(477,975)	(12,266,387)

Net decrease	(322,745)	$(8,911,230)	(429,478)	$(11,016,017)

Class I:
Proceeds from sale of shares	57,947	$1,744,023	17,006	$436,281
Reinvestment of distributions	504	14,228	2,034	53,472
Cost of shares repurchased	(103,743)	(2,765,528)	(216,927)	(5,726,406)

Net decrease	(45,292)	$(1,007,277)	(197,887)	$(5,236,653)

Class Z:
Proceeds from sale of shares	169,553	$5,250,914	111,888	$2,976,211
Reinvestment of distributions	9,368	270,072	11,785	316,664
Cost of shares repurchased	(225,127)	(6,544,605)	(499,525)	(13,472,943)

Net decrease	(46,206)	$(1,023,619)	(375,852)	$(10,180,068)

	Mid Cap
	May 31, 2017		May 31, 2016
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	73,119	$2,033,216	100,480	$2,851,927
Reinvestment of distributions	171,821	4,700,519	344,385	9,270,856
Cost of shares repurchased	(702,362)	(19,675,532)	(754,662)	(21,649,721)

Net decrease	(457,422)	$(12,941,797)	(309,797)	$(9,526,938)

Class I:
Proceeds from sale of shares	94,138	$2,740,584	64,572	$1,951,956
Reinvestment of distributions	29,897	840,690	54,636	1,512,326
Cost of shares repurchased	(120,604)	(3,435,578)	(70,939)	(2,038,365)

Net increase	3,431	$145,696	48,269	$1,425,917

Class Z:
Proceeds from sale of shares	77,573	$2,304,346	66,803	$2,080,580
Reinvestment of distributions	46,041	1,347,641	95,511	2,750,719
Cost of shares repurchased	(262,172)	(7,851,253)	(215,258)	(6,528,027)

Net decrease	(138,558)	$(4,199,266)	(52,944)	$(1,696,728)

34

Notes to Financial Statements (continued)

	Emerging Companies
	May 31, 2017		May 31, 2016
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	278,986	$12,325,880	26,996	$944,985
Cost of shares repurchased	(70,455)	(3,114,220)	(30,776)	(1,056,913)

Net increase (decrease)	208,531	$9,211,660	(3,780)	$(111,928)

Class I:
Proceeds from sale of shares	505,091	$23,924,810	407,411	$15,710,861
Cost of shares repurchased	(276,445)	(12,911,539)	(397,306)	(14,989,333)

Net increase	228,646	$11,013,271	10,105	$721,528

Class Z:
Proceeds from sale of shares	2,019	$100,000	—	—

Net increase	2,019	$100,000	—	—

At May 31, 2017, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Capital Appreciation – one owns 31%; Mid Cap – two own 23% and Emerging Companies – three own 50%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At May 31, 2017, the market value of Repurchase Agreements outstanding for Capital Appreciation, Mid Cap and Emerging Companies were $2,666,046, $5,766,975 and $4,371,081, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Cadence Capital Management, LLC. who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2017, the Funds’ investment management fees are paid at the following annual rate of each Fund’s average daily net assets:

Capital Appreciation	0.45%

Mid Cap	0.45%
Emerging Companies*	1.25%

*	Effective June 1, 2017, the management fee was reduced to 0.69% from 1.25%.

The Investment Manager has contractually agreed, through at least October 1, 2017, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Capital Appreciation, Mid Cap and Emerging Companies to 0.72%, 0.72% and 1.42%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Effective June 1, 2017, Emerging Companies expense limitation was reduced to 0.89% from 1.42%. The contractual expense limitation may only be terminated in the event

35

Notes to Financial Statements (continued)

the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of each Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund, fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At May 31, 2017, each Fund’s expiration of recoupment are as follows:

	Capital		Emerging
Expiration Date	Appreciation	Mid Cap	Companies
Less than 1 year	$136,660	$146,595	$108,830

Within 2 years	138,122	147,630	126,216
Within 3 years	57,213	55,919	90,648

Total Amount Subject to Recoupment	$331,995	$350,144	$325,694

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Capital Appreciation, Mid Cap, and Emerging Companies paid an administration fee under a similar contract at an annual rate of 0.25%, respectively, of each Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Capital Appreciation and Mid Cap have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s daily net assets attributable to the Class N shares.

Effective October 1, 2016, for each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to each financial intermediary, such as broker-dealers (including fund supermarkets platforms), banks, and trust companies that provide shareholder recordkeeping, account servicing and other services. There are no shareholder servicing fees authorized for Class Z. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended May 31, 2017, were as follows:

	Maximum
	Annual Amount	Actual
Fund	Approved	Amount Incurred
Capital Appreciation

Class N	0.15%	0.10%

Class I*	0.25%	0.19%

Mid Cap

Class N	0.15%	0.13%

Class I*	0.25%	0.18%

Emerging Companies

Class N	0.25%	0.20%

*	Effective October 1, 2016, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended May 31, 2017, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Capital Appreciation lent a maximum of $1,706,662 for five days earning interest in the

36

Notes to Financial Statements (continued)

amount of $187, Mid Cap lent $1,269,518 for two days earning interest in the amount of $121 and Emerging Companies lent a maximum of $1,526,464 for eleven days earning interest in the amount of $417. The interest amount is included in the Statement of Operations as interest income. Capital Appreciation borrowed $1,190,199 for four days paying interest of $126 and Mid Cap borrowed $1,770,342 for four days paying interest of $211. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At May 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended May 31, 2017, were as follows:

Fund	Purchases	Sales
Capital Appreciation	$23,194,118	$33,518,214

Mid Cap	175,270,735	196,949,125
Emerging Companies	64,518,225	45,436,197

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended May 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At May 31, 2017, the value of the securities loaned and cash collateral received, were as follows.

	Securities	Cash Collateral
Fund	Loaned	Received
Capital Appreciation	$2,623,557	$2,666,046

Mid Cap	5,653,210	5,766,975
Emerging Companies	4,191,132	4,371,081

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

37

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of May 31, 2017:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Capital Appreciation

Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—

Daiwa Capital Markets America	1,000,000	1,000,000	—	—

Nomura Securities International, Inc.	666,046	666,046	—	—

Totals	$2,666,046	$2,666,046	—	—

Mid Cap

BNP Paribas Securities Corp.	$1,369,679	$1,369,679	—	—

Cantor Fitzgerald Securities, Inc.	1,369,679	1,369,679	—	—

Citigroup Global Markets, Inc.	1,369,679	1,369,679	—	—

Credit Suisse Securities (USA) LLC	288,259	288,259	—	—

RBC Dominion Securities, Inc.	1,369,679	1,369,679	—	—

Totals	$5,766,975	$5,766,975	—	—

Emerging Companies

Barclays Capital, Inc.	$218,457	$218,457	—	—

BNP Paribas SA	1,038,156	1,038,156	—	—

Cantor Fitzgerald Securities, Inc.	1,038,156	1,038,156	—	—

Daiwa Capital Markets America	1,038,156	1,038,156	—	—

Nomura Securities International, Inc.	1,038,156	1,038,156	—	—

Totals	$4,371,081	$4,371,081	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. Management has evaluated the implications of adopting these amendments and has determined there is no material impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

At a Board meeting held on March 15-16, 2017, the Board approved the reorganization of Capital Appreciation with and into AMG Renaissance Large Cap Growth Fund, subject to the approval of shareholders of Capital Appreciation. On July 20, 2017, shareholders of Capital Appreciation approved the reorganization. The reorganization is expected to close on July 31, 2017.

TAX INFORMATION (unaudited)

The AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you received for each Fund shows the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund each hereby designates $0, $6,132,007 and $0, respectively, as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

38

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND THE SHAREHOLDERS OF AMG MANAGERS CADENCE CAPITAL APPRECIATION FUND, AMG MANAGERS CADENCE MID CAP FUND AND AMG MANAGERS CADENCE EMERGING COMPANIES FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund (the “Funds”) as of May 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2017

39

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees
The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 67 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
• Trustee since 1999 • Oversees 67 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 1993 • Oversees 67 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

• Trustee since 2013 • Oversees 67 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Independent Chairman • Trustee since 1999 • Oversees 69 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007 – Present).
• Trustee since 1987 • Oversees 67 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 69 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

40

AMG Funds
Trustees and Officers (continued)

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1995 • Principal Financial Officer since 2008

Donald S. Rumery, 59

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Deputy Treasurer since 2017

John A. Starace, 46

Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 50

Head of Business Finance, AMG Funds LLC (2015-Present); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 38

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc J. Pierce, 55

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

41

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Cadence Capital Management, LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Attn: AMG P.O. Box 9769 Providence, RI 02940 (800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AR065-0517	| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG Managers Cadence Capital Appreciation Fund	$22,031	$23,257
AMG Managers Cadence Emerging Companies Fund	$20,450	$23,347
AMG Managers Cadence Mid-Cap Fund	$21,986	$25,390

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG Managers Cadence Capital Appreciation Fund	$7,369	$7,225
AMG Managers Cadence Emerging Companies Fund	$7,369	$7,225
AMG Managers Cadence Mid Cap Fund	$7,369	$7,225

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $54,507 and $87,675, respectively. For the fiscal year ended May 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 1, 2017

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	August 1, 2017